Vanguard MorganTM Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated January 26, 2015

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Morgan Growth Fund has approved a restructuring of the Fund’s investment advisory team, removing Kalmar Investment Advisers (Kalmar) as an investment advisor to the Fund and reallocating the Fund assets managed by Kalmar to three existing advisors to the Fund: Frontier Capital Management Co., LLC; Jennison Associates LLC; and The Vanguard Group, Inc. Wellington Management Company LLP also remains an advisor to the Fund. All references to Kalmar and all other details and descriptions regarding Kalmar’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 26 012016

Vanguard MorganTM Growth Fund

Supplement to the Statement of Additional Information Dated January 26, 2015

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Morgan Growth Fund has approved a restructuring of the Fund’s investment advisory team, removing Kalmar Investment Advisers (Kalmar) as an investment advisor to the Fund and reallocating the Fund assets managed by Kalmar to three existing advisors to the Fund: Frontier Capital Management Co., LLC; Jennison Associates LLC; and The Vanguard Group, Inc. Wellington Management Company LLP also remains an advisor to the Fund. All references to Kalmar and all other details and descriptions regarding Kalmar’s management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 26A 012016